SUPPLEMENT DATED MARCH 17, 2026 TO THE CURRENT
SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Active Allocation Fund
Invesco Select Risk: Conservative Investor Fund
Invesco Select Risk: High Growth Investor Fund
Invesco Select Risk: Moderate Investor Fund
(each a “Fund” and collectively the “Funds”)
This supplement amends the Summary Prospectuses, Statutory Prospectuses and Statement of Additional Information (“SAI”) of the above referenced Funds and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectuses and Statutory Prospectuses and SAI and retain it for future reference.
The following information replaces in its entirety the table appearing under the heading “Management of the Fund” in the Summary and Statutory Prospectuses:
Portfolio Managers	Title	Length of Service on the Fund
Jeffrey Bennett, CFA	Portfolio Manager	2019 (predecessor fund 2018)

Scott Hixon, CFA	Portfolio Manager	2023

The following information replaces in its entirety the bulleted list appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:
▪
Jeffrey Bennett, CFA, Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2019. Prior to the commencement of the Fund’s operations, Mr. Bennett managed the predecessor fund since 2018 and was associated with OppenheimerFunds, a global asset management firm, since 2016.
▪
Scott Hixon, CFA, Portfolio Manager, who has been responsible for the Fund since 2023 and has been associated with Invesco and/or its affiliates since 1994.
Effective immediately, Alessio de Longis will no longer serve as a Portfolio Manager of the Funds. All references to Mr. de Longis in the Summary and Statutory Prospectuses and SAI are hereby removed.
AGS-SUMSTATSAI-SUP-2